UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12

SPARTACUS ACQUISITION CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following information in the form of a press release issued by SeaChange International, Inc. on September 27, 2021 relates to the definitive proxy statement (the “Proxy Statement”) that was mailed by Spartacus Acquisition Corporation (“Spartacus” or the “Company”) to its stockholders in connection with the Company’s Special Meeting of Stockholders to be held on October 27, 2021. This supplement is being filed with the Securities and Exchange Commission (the “SEC”) and is being made available to Spartacus’ stockholders on or about September 27, 2021. This supplement should be read in conjunction with the Proxy Statement filed with the SEC on September 17, 2021.

September 27, 2021

SeaChange International Appoints Veteran TMT Executive Peter D. Aquino as President & Chief Executive Officer

BOSTON, Sept. 27, 2021 (GLOBE NEWSWIRE) -- SeaChange International, Inc. (NASDAQ: SEAC), a leading provider of video delivery, advertising, and streaming platforms, has appointed Peter D. Aquino as the company’s new President and Chief Executive Officer effective today. Mr. Aquino brings to SeaChange more than 30 years of experience in the technology, media, and telecommunication (TMT) industry, and enters the stage as the company transitions to tech-forward use cases for its cable and streaming customers.

“With our strong balance sheet, enhanced product portfolio, and continued momentum, this is the right time to attract a high-caliber leader like Pete to take SeaChange to the next level of growth and profitability. The Board and I have known Pete for many years and are confident that his experience and relationships with cable MSOs, telcos, vendors, and partners will benefit our team, customers, and ultimately drive value for our shareholders,” said Robert Pons, Chairman of the Board.

Mr. Aquino commented: “I am very excited to join SeaChange at such a pivotal time in its growth and potential for new innovation given its decades of performance and software development. We have an opportunity to leverage SeaChange’s strong skillset and technology platform to continue to lean forward on strengthening our existing video and advertising capabilities, and accelerate our momentum as a leading provider of streaming services in a global TAM that is exploding. We will be executing in a tailwind of high-demand products and services, especially in video streaming and Ad Tech globally, and I really look forward to joining the team and rolling our sleeves up.”

Mr. Aquino joins SeaChange International following a successful tenure at Spartacus Acquisition Corporation (“Spartacus AC”) (NASDAQ: TMTS), a special purpose acquisition company, where he currently serves as Chairman and CEO. Spartacus AC has announced a business combination with NextNav, a leader in next generation GPS, which is expected to close in Q4 2021. Mr. Aquino is expected to continue to serve as Spartacus AC’s Chairman and CEO until its business combination with NextNav closes, and he expects to join the board of NextNav upon the close of the business combination. Prior to Spartacus AC, Mr. Aquino held lead executive positions at a range of leading technology companies, including: Chairman and CEO of Internap Corporation, Chairman and CEO of Primus Telecommunications Group, and President and CEO of RCN Corporation. At RCN Corp, Mr. Aquino led the company’s transformation into an all-digital HDTV cable multiple system operator (MSO) and created an advanced Metro-fiber network. Mr. Aquino began his career at Bell Atlantic (now Verizon) in 1983, and has served on numerous public company boards, including: Lumos Networks, FairPoint Communications, Alaska Communications, and TiVo Corp (prior to its sale to Rovi in 2016). Mr. Aquino holds a bachelor’s degree from Montclair State University in New Jersey, and an M.B.A. from George Washington University in Washington, D.C.

About SeaChange International, Inc.

SeaChange International (NASDAQ: SEAC) is a trusted provider of streaming video services, cable TV broadcast platforms and advanced advertising insertion technology. The company partners with operators, broadcasters, and content owners worldwide to help them deliver the highest quality video experience to consumers. Its StreamVid premium streaming platform enables operators and content owners to cost-effectively launch and grow a directto- consumer service to manage, curate and monetize their content as well as form a direct relationship with their subscribers. SeaChange enjoys a rich heritage of nearly three decades of video hardware, software, and advertising technology.

Forward-Looking Statements

This press release may contain statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forwardlooking statements relate to expectations or future events, including, without limitation, the Company’s future financial or business performance or strategies and the closing of Spartacus’ business combination. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. In addition to those risks described from time to time in the Company’s filings with the SEC and other similar risks, the forward-looking statements in this press release are subject to the uncertainties regarding the duration, spread and effects of COVID-19, and its economic, financial and market consequences generally and on the Company’s business in particular. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SeaChange Contact:

Matt Glover and Jeff Grampp, CFA

Gateway Group, Inc.

949-574-3860

SEAC@gatewayir.com

Source: SeaChange International, Inc.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to Spartacus Acquisition Corporation’s (the “Company”), NextNav Holdings, LLC’s (“NextNav”), or the combined company’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning the business plans, objectives, expectations and intentions of the public company once the transactions (the “Transactions”) contemplated in the merger agreement (the “Merger Agreement”) are complete, and NextNav’s estimated and future results of operations and financial conditions, financial projections, business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on the Company’s or NextNav’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Spartacus’ or NextNav’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the Transactions; (2) the inability to complete the proposed business combination contemplated by the Merger Agreement and the Transactions due to the failure to obtain approval of the stockholders of Spartacus or other conditions to closing in the Merger Agreement; (3) the ability of the combined company to meet Nasdaq’s listing standards following the Transactions; (4) the inability to complete the private placement investment; (5) the risk that the proposed Transactions disrupt current plans and operations of NextNav as a result of the announcement and consummation of the Transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers retain its management and key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals, including from the Federal Communications Commission, required to complete the business combination; (9) the possibility that NextNav may be adversely affected by other economic, business and/or competitive factors; (10) the outcome of any legal proceedings that have or may be instituted against Spartacus, NextNav or any of their respective directors or officers, following the announcement of the Transactions; (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; and (12) other risk and uncertainties indicated from time to time in other documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by Spartacus. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and NextNav undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, whether as a result of new information, future events or otherwise.

Additional Information About the Transactions and Where to Find It

In connection with the Transactions, a registration statement on Form S-4 (the “Registration Statement”) filed by Spartacus Acquisition Shelf Corp. (“Shelf”) has been declared effective by the SEC, which includes a definitive proxy statement with respect to the special meeting of the Company’s stockholders. The Company’s stockholders and other interested persons are advised to read the Registration Statement and the proxy statement/prospectus contained therein and any documents filed in connection therewith, as these materials will contain important information about the Company, Shelf, NextNav, and the Transactions. The definitive proxy statement/prospectus was mailed to stockholders of the Company as of a record date, September 13, 2021. Investors are able to obtain copies of the definitive proxy statement/prospectus and other relevant documents filed by Shelf and the Company with the SEC at the SEC’s website at www.sec.gov. Stockholders of the Company will also be able to obtain copies of the proxy statement/prospectus, without charge at the SEC’s website at www.sec.gov or by directing a request to: Spartacus Acquisition Corporation, 6470 E Johns Crossing, Suite 490, Duluth, Georgia 30097.

Participants in Solicitation

The Company, Shelf, NextNav and certain of their directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders with respect to the approval of the Transactions. Information regarding the Company’s directors and officers and a description of their interests in the Company is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC. Additional information regarding the participants in the proxy solicitation, including NextNav’s directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, are included in the definitive proxy statement/prospectus and other relevant materials filed with the SEC regarding the Transactions when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to the Company as described above under “Additional Information About the Transactions and Where to Find It.”

No offer or solicitation

This document is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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